THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.

                       DIGITAL TRANSMISSION SYSTEMS, INC.
              11.50% Subordinated Debenture due September 25, 2002


No. ________                                                    Atlanta, Georgia
$4,000,000.00                                                 September 25, 1977


         FOR VALUE RECEIVED, Digital Transmission Systems, Inc., a Delaware corporation (the "Company"), promises to pay to the order of Sirrom Capital Corporation d/b/a Tandem Capital, a Tennessee corporation ("Purchaser"), pursuant to the Debenture Purchase Agreement (as hereinafter defined) at such place as Purchaser may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, by automatic debit, the principal sum of Four Million Dollars ($4,000,000.00) and any accrued but unpaid interest thereon.

         This Debenture is referred to in and is execute and delivered pursuant to, a Debenture Purchase Agreement dated of even date herewith between the Company and Purchaser (the "Debenture Purchase Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Debenture may be repaid and accelerated. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Debenture Purchase Agreement.

         Interest shall accrue from the date of issue of this Debenture at the rate of 11.50% per annum, payable quarterly by automatic debit on the first day of each March, June, September and December, commencing December 1, 1997, and ending at maturity, to mature on September 25, 2002.

         Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

         Any principal payment due under this Debenture not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, and any accrued but unpaid interest shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at an annual rate of 15% in respect of such principal and such unpaid interest until such unpaid amounts have been paid in full (whether before or after judgment).

         This Debenture is subject to (i) optional redemption by the Company without penalty and as provided by Section 1.2 of the Debenture Purchase Agreement, and (ii) mandatory redemption at the election of the holder and as provided by Section 1.3 of the Debenture Purchase Agreement. All payments made hereunder shall be applied first to interest and then to outstanding principal.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of Tennessee, the due date thereof shall be extended to the next succeeding business day.

         Demand, presentment, protest, diligence, notice of dishonor, and any other formality are hereby expressly waived by the Company and any endorser or guarantor.

         If there is any default under this Debenture, and this Debenture is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, the Company promises to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs actually incurred in collecting or attempting to collect or securing or attempting to secure this Debenture or enforcing the holder's rights with respect to the Collateral, to the extent allowed by the laws of the State of Tennessee or any state in which any Collateral is situated.

         THIS DEBENTURE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF, THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

         The holder of this Debenture may, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party, or any other party to this Debenture (i) extend the time for payment of either principal or interest from time to time, (ii) release or discharge any one or more parties liable on the Debenture, (iii) suspend the right to enforce this Debenture with respect to any persons, (iv) change, exchange, or release any property in which the holder has any interest securing this Debenture, (v) justifiably or otherwise, impair any of the Collateral or suspend the right to enforce against any such Collateral, and (vi) at any time it deems it necessary or proper, call for and, should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

         This Debenture is subordinated to certain other indebtedness of the Company to the extent and with the effect set forth in the Debenture Purchase Agreement.

         This Debenture is registered on the books of the Company and is transferable only by surrendered thereof at the principal office of the Company at

3000 Northwoods Parkway, Building 330, Norcross, Georgia 30071, or such other address as the Company shall have advised the holder of the Debenture in writing, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Debenture or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Debenture shall be made only to or upon the order in writing of the registered holder thereof.

         Any provision herein, or in the Debenture Purchase Agreement, or any other document executed or delivered in connection herewith or therewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither the Purchaser nor any holder hereof shall in any event be entitled to receive or collect, nor shall any amounts received hereunder be credited, so that Purchaser or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person primarily obligated to pay this Debenture at the time in question. If any construction of this Debenture or the Debenture Purchase Agreement, or any and all other papers, agreements or commitments, indicate a different right given to Purchaser or any holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Debenture, the Debenture Purchase Agreement, and all other documents executed or delivered in connection herewith shall in all ways comply with applicable law and proper adjustments shall automatically be made accordingly. If Purchaser or any holder hereof ever receives, collects, or applies as interest, any sum in excess of the maximum amount permitted by applicable law, if any, such excess amount shall be applied to the reduction of the unpaid principal balance of this Debenture, and if this Debenture is paid in full, any remaining excess shall be paid to the Company. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum amount permitted by applicable law, if any, the Company and any holder hereof shall, to the maximum extent permitted under applicable law: (i) characterize any non-principal payment as an expense or fee rather than as interest, and (ii) "spread" the total amount of interest throughout the entire term of the Debenture.


                     [rest of page intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this Debenture to be executed in its corporate name by the undersigned officer, thereunto duly authorized.


                                        DIGITAL TRANSMISSION SYSTEMS, INC.


                                        By:  /s/ Andres C. Salazar
                                             -----------------------------
                                        Name:    Andres C. Salazar
                                             -----------------------------
                                        Title:   President and CEO
                                             -----------------------------


Pay to the order of WI-LAN INC.

     without recourse

          January 7, 2000


                                        FINOVA MEZZANINE CAPITAL INC.
                                        (f/k/a Sirrom Capital Corporation)


                                        By: /s/ Donald F. Barrirkman
                                            -----------------------------
                                            Donald F. Barrirkman, Vice President

                    THIRD AMENDMENT TO SUBORDINATED DEBENTURE


         This Third Amendment to the Subordinated Debenture ("Amendment") is made and entered into as of the 7th day of January, 2000, by and between DIGITAL TRANSMISSION SYSTEMS, INC. (the "Company"), a Delaware corporation, and WI-LAN, INC. (the "Transferee").

                              W I T N E S S E T H :

         WHEREAS, Finova Mezzanine Capital Inc. ("Finova") and the Company previously executed that 11.5% Subordinated Debenture due September 25, 2002, in the original principal amount of $4,000,000, as amended by that First Amendment to Subordinated Debenture dated as of October 21, 1998 and the Second Amendment to the Subordinated Debenture dated as of February 5, 1999 (the "Debenture");

         WHEREAS, effective the date hereof, Finova has transferred the Debenture to Transferee and immediately upon such transfer Transferee exercised its conversion rights with respect to $1,310,000 principal amount of the Debenture;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. The Debenture is hereby amended so that the Principal Amount of the Debenture shall be $690,000.

         2. The Debenture remains in full effect, as amended hereby.


            [The Remainder of this page is intentionally left blank]

Executed as of the dated stated above.


                                        DIGITAL TRANSMISSION SYSTEMS, INC.


                                        By:  /s/ Andres C. Salazar
                                             -----------------------------
                                        Title:   Chief Executive Officer
                                             -----------------------------


                                        WI-LAN, INC.


                                        By:       [Signature Not Legible]
                                             -----------------------------
                                        Title:    Chief Executive Officer
                                             -----------------------------